POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Harsco Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Derek C. Hathaway, Salvatore D. Fazzolari, Geoffrey D. H. Butler and Mark E. Kimmel, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or otherwise, or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
     Executed as of this 26th day of February 2008.

/s/ Derek C. Hathaway	/s/ Jerry J. Janisowski

Derek C. Hathaway	Jerry J. Janisowski
Chairman	Director

/s/ Salvatore D. Fazzolari	/s/ D. Howard Pierce

Salvatore D. Fazzolari	D. Howard Pierce
Director and Chief Executive Officer	Director
(principal executive officer)

/s/ Stephen J. Schnoor	/s/ Carolyn F. Scanlan

Stephen J. Schnoor	Carolyn F. Scanlan
Senior Vice President and Chief Financial Officer	Director
(principal financial officer)

/s/ Richard M. Wagner	/s/ James I. Scheiner

Richard M. Wagner	James I. Scheiner
Vice President and Controller	Director
(principal accounting officer)

/s/ Geoffrey D. H. Butler	/s/ Andrew J. Sordoni, III

Geoffrey D. H. Butler	Andrew J. Sordoni, III
Director	Director

/s/ Kathy G. Eddy	/s/ Joseph P. Viviano

Kathy G. Eddy	Joseph P. Viviano
Director	Director

/s/ Terry D. Growcock	/s/ Dr. Robert C. Wilburn

Terry D. Growcock	Dr. Robert C. Wilburn
Director	Director